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                                                                    EXHIBIT 99.2

                                 FORM OF PROXY
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                           HUGOTON ENERGY CORPORATION

                                   PROXY FOR
                        SPECIAL MEETING OF STOCKHOLDERS
                                     [DATE]

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of Hugoton Energy Corporation ("Hugoton") hereby appoints Floyd C. Wilson and W. Mark Womble, or either of them, as proxies, each with power to act without the other and with full power of substitution, for the undersigned to vote the number of shares of common stock of Hugoton that the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders
of Hugoton to be held on         , at     a.m.,       time, at             , and
at any adjournment or postponement thereof, on the following matters that are more particularly described in the Joint Proxy Statement/Prospectus dated
        , 1997:

(1) Proposal to approve the merger of Chesapeake Acquisition Corp. ("Sub"), an indirect wholly-owned subsidiary of Chesapeake Energy Corporation ("Chesapeake"), with and into Hugoton and the conversion of each outstanding share of Hugoton common stock, no par value, into the right to receive 1.3 shares of Chesapeake common stock, $.01 par value, pursuant to the Agreement and Plan of Merger dated November 12, 1997, as amended by Amendment No. 1 dated as of February 9, 1998, among Chesapeake, Sub and Hugoton.

         [ ]  FOR               [ ]  AGAINST               [ ]  ABSTAIN

(2) To consider and take action upon any other matter which may properly come before the meeting or any adjournment or postponement thereof.

                   (Continued and to be signed on other side)

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                          (Continued from other side.)

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1. Receipt of the Joint Proxy Statement/Prospectus dated
        , is hereby acknowledged.

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                                                 Signature of Stockholder(s)

                                              Please sign your name exactly as
                                              it appears hereon. Joint owners
                                              must each sign. When signing as
                                              attorney, executor, administrator,
                                              trustee or guardian, please give
                                              your full title as it appears
                                              thereon.

                                              Date:  , 1997.

        PLEASE MARK, SIGN, DATE AND RETURN USING THE ENCLOSED ENVELOPE.

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